EXHIBIT 10.5


                 CANCELLATION OF DEBT IN EXCHANGE FOR SECURITIES

         This Cancellation of Debt in Exchange for Securities Agreement (the "Agreement") is entered as of December 17, 2003 by and between JACK KUESSOUS ("Lender" or "Holder") and PEAK ENTERTAINMENT HOLDINGS, INC., a Nevada corporation (hereinafter referred to as "Corporation").

         Whereas, Lender has previously loaned to the Corporation the aggregate sum of $100,000 (the "Debt");

         Whereas, the Holder seeks repayment of the Debt and will cancel repayment of the Debt in exchange for securities of the Corporation, and the Corporation is willing to issue securities in exchange for Cancellation of the Debt;

         NOW, THEREFORE, in consideration of the mutual conditions and covenants contained in this Agreement, and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, it is hereby stipulated, consented to and agreed by and among the parties as follows:

         1. The Corporation hereby issues to the Holder 583,333 shares of the Corporation's common stock and hereby grants to Holder common stock purchase warrants to purchase 150,000 shares of the Corporation's common stock for three years at an exercise price of $0.50 per share. Additional terms and conditions of the warrant grant shall be as set forth in Exhibit A hereto. In consideration and exchange therefor, the Debt and all rights associated with the Debt, including any claim for interest, held by the Holder is hereby cancelled.

         2. The Holder shall be entitled to piggyback rights for the shares of common stock issued pursuant to this Agreement and the shares of common stock underlying the warrants issued pursuant to this Agreement on the next registration statement filed by the Company and in subsequent registration statements, including amendments thereto, filed by the Company.

         3. This Agreement contains the entire agreement and understanding concerning the subject matter hereof between the parties and supersedes and replaces all prior negotiations, proposed agreement and agreements, written or oral. Should any provision of this Agreement be declared or be determined by any court or tribunal to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be severed and deemed not to be part of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state or federal courts located in New York County in the State of New York. All parties and the individuals executing this Agreement and other agreements agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. This Agreement may be executed in counterparts, each of which, when all parties have executed at least one such counterpart, shall be deemed an original, with the same force and effect as if all signatures were appended to one instrument, but all of which together shall constitute one and the same Agreement.

LENDER / HOLDER:                         CORPORATION:

/s/ Jack Kuessous                        PEAK ENTERTAINMENT HOLDINGS, INC.
JACK KUESSOUS

                                         By: /s/ Wilf Shorrocks
                                             ----------------------
Address: 1865 Ocean Parkway                  Name:  Wilf Shorrocks
         Brooklyn N.Y. 11223                 Title:  President

                                                                       EXHIBIT A

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                        PEAK ENTERTAINMENT HOLDINGS, INC.
                          COMMON STOCK PURCHASE WARRANT

                                 150,000 SHARES
                     ORIGINAL ISSUE DATE: DECEMBER 17, 2003

         THIS CERTIFIES THAT, FOR VALUE RECEIVED, JACK KUESSOUS or his registered assigns ("Holder") is entitled to purchase, on the terms and conditions hereinafter set forth, at any time or from time to time from the date hereof until 5:00 p.m., Eastern Time, on third anniversary of the Original Issue Date set forth above, or if such date is not a day on which the Company (as hereinafter defined) is open for business, then the next succeeding day on which the Company is open for business (such date is the "Expiration Date"), but not thereafter, to purchase up to ONE HUNDRED FIFTY THOUSAND (150,000) shares of the Common Stock, $.001 par value (the "Common Stock"), of Peak Entertainment Holdings, Inc., a Nevada corporation (the "Company"), at $0.50 per share (the "Exercise Price"), such number of shares and Exercise Price being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. Each share of Common Stock as to which this Warrant is exercisable is a "Warrant Share" and all such shares are collectively referred to as the "Warrant Shares."

         Section 1.        Exercise of Warrant; Conversion of Warrant.

         (a) This Warrant may, at the option of Holder, be exercised in whole or in part from time to time by delivery to the Company at its principal office,
Attention: President, on or before 5:00 p.m., Eastern Time, on the Expiration Date, (i) a written notice of such Holder's election to exercise this Warrant (the "Exercise Notice"), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by Holder or an authorized officer thereof, (ii) a check payable to the order of the Company, in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares specified in the Exercise Notice, and (iii) this Warrant (the items specified in (i), (ii), and (iii) are collectively the "Exercise Materials").

         (b) As promptly as practicable, and in any event within five (5) business days after its receipt of the Exercise Materials, Company shall execute or cause to be executed and delivered to Holder a certificate or certificates representing the number of Warrant Shares specified in the Exercise Notice, together with cash in lieu of any fraction of a share, and if this Warrant is partially exercised, a new warrant on the same terms for the unexercised balance of the Warrant Shares. The stock certificate or certificates shall be registered in the name of Holder or such other name or names as shall be designated in the Exercise Notice. The date on which the Warrant shall be deemed to have been exercised (the "Effective Date"), and the date the person in whose name any certificate evidencing the Common Stock issued upon the exercise hereof is issued shall be deemed to have become the holder of record of such shares, shall be the date the Company receives the Exercise Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Common Stock issued upon the exercise or conversion hereof, provided, however, that if the Exercise Materials are received by the Company on a date on which the stock transfer books of the Company are closed, the Effective Date shall be the next succeeding date on which the stock transfer books are open. All shares of Common Stock issued upon the exercise or conversion of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect thereto.

         Section 2. Adjustments to Warrant Shares. The number of Warrant Shares issuable upon the exercise hereof shall be subject to adjustment as follows:

         (a) In the event the Company is a party to a consolidation, share exchange, or merger, or the sale of all or substantially all of the assets of the Company to, any person, or in the case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of the Company, this Warrant shall after such consolidation, share exchange, merger, or sale be exercisable for the kind and number of securities or amount and kind of property of the Company or the corporation or other entity resulting from such share exchange, merger, or consolidation, or to which such sale shall be made, as the case may be (the "Successor Company"), to which a holder of the number of shares of Common Stock deliverable upon the exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of Holder, such that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the exercise of this Warrant. The above provisions shall similarly apply to successive consolidations, share exchanges, mergers, and sales. Any adjustment required by this Section 2 (a) because of a consolidation, share exchange, merger, or sale shall be set forth in an undertaking delivered to Holder and executed by the Successor Company which provides that Holder shall have the right to exercise this Warrant for the kind and number of securities or amount and kind of property of the Successor Company or to which the holder of a number of shares of Common Stock deliverable upon exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale. Such undertaking shall also provide for future adjustments to the number of Warrant Shares and the Exercise Price in accordance with the provisions set forth in Section 2 hereof.

         (b) In the event the Company should at any time, or from time to time after the Original Issue Date, fix a record date for the effectuation of a stock split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately increased and the Exercise Price shall be appropriately decreased by the same proportion as the increase in the number of outstanding Common Stock Equivalents of the Company resulting from the dividend, distribution, split, or subdivision. Notwithstanding the preceding sentence, no adjustment shall be made to decrease the Exercise Price below $.0001 per Share.

         (c) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Company, then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately decreased and the Exercise Price shall be appropriately increased by the same proportion as the decrease of the number of outstanding Common Stock Equivalents resulting from the reverse stock split or similar transaction.

         (d) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of Common Stock equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such reclassification, and the Exercise Price shall be unchanged.

         (e) The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue, or sale of securities, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (x) will not create a par value of any share of stock receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise, and (y) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of the Warrant.

         (f) When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrants and of the Exercise Price, together with the computation resulting in such adjustment.

         (g) The Company covenants and agrees that all Warrant Shares which may be issued will, upon issuance, be validly issued, fully paid, and non-assessable. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant in full.

         Section 3. No Stockholder Rights. This Warrant shall not entitle Holder hereof to any voting rights or other rights as a stockholder of the Company.

         Section 4.        Transfer of Securities.

         (a) This Warrant and the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws with respect to the transfer of such securities. The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of Section 4 hereof and to indemnify and hold harmless the Company against any loss or liability arising from the disposition of this Warrant or the Warrant Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Warrant.

         (b) Each certificate for the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

                  "NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER."

         Section 5. Registration. All warrant shares are subject to the customary piggyback registration rights granted to other warrant holders granted similar warrants, and the Holder may request inclusion of the Warrant Shares in a registration statement registering other shares of the Holder. Notwithstanding the foregoing, the Holder shall be entitled to such greater piggyback rights as set forth in the Cancellation of Debt in Exchange for Securities Agreement between the Company and the Holder dated December 17, 2003.

         Section 6.        Miscellaneous.

         (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and Holder.

         (b) Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

         (c) Notwithstanding any provision herein to the contrary, Holder may not exercise, sell, transfer, or otherwise assign this Warrant unless the Company is provided with an opinion of counsel reasonably satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment would not violate the Securities Act or applicable state securities laws.

         (d) This Warrant may be divided into separate warrants covering one share of Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

         (e) Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.

         If to Holder, to the registered address of Holder appearing on the books of the Company. Each party shall provide five (5) days prior written notice to the other party of any change in address, which change shall not be effective until actual receipt thereof.

         (f) The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant in that jurisdiction or the validity or enforceability of any provision of this Warrant in any other jurisdiction.

                       [Signatures on the following page]

                                 SIGNATURE PAGE
                                       TO
                                     COMPANY
                          COMMON STOCK PURCHASE WARRANT

IN WITNESS WHEREOF, the Company, has caused this Warrant to be executed in its name by its duly authorized officers under seal, and to be dated as of the date first above written.


                                         PEAK ENTERTAINMENT HOLDINGS, INC.

                                         By:
                                              ---------------------------------
                                              Name:  Wilfred Shorrocks
                                              Title: President

                                   ASSIGNMENT

               (To be Executed by the Registered Holder to effect
                      a Transfer of the foregoing Warrant)


FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto ___________________________________________________________________________ the
foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of Peak Entertainment Holdings, Inc. in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint _______________________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.


Holder:
____________________________________

____________________________________

Address

Dated: __________________, 20__

In the presence of:
_______________________________

                          EXERCISE OR CONVERSION NOTICE

                  [To be signed only upon exercise of Warrant]

To:      Peak Entertainment Holdings, Inc.

The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise the Warrant for, and to purchase thereunder, _____ shares of Common Stock of Peak Entertainment Holdings, Inc., issuable upon exercise of said Warrant and hereby surrenders said Warrant.

The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is
________________________________.

         If electronic book entry transfer, complete the following:

Account Number:_____________________________
Transaction Code Number:____________________

Dated: ___________________

                                         Holder:
                                         ____________________________________
                                         ____________________________________
                                         By:_________________________________
                                         Name:
                                         Title:


                                     NOTICE

The signature above must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.